                                                                    Exhibit 10-K

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

              As applicable to retirements of Eligible Executives
                         on or after January 1, 19921/


         SECTION 1. INTRODUCTION. On January 1, 1985, the Company established this Plan for the purpose of providing Eligible Executives with a monthly Supplemental Benefit for their lifetime in the event of their retirement from employment with the Company under certain circumstances. The Plan also provides for the award of Conditional Annuities to selected Eligible Executives under certain circumstances.

         SECTION 2. DEFINITIONS. As used in the Plan, the following terms shall have the following meanings, respectively:

         2.01 "AFFILIATE" shall mean, as applied with respect to any person or legal entity specified, a person or legal entity that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, the person or legal entity specified.

         2.02 "COMMITTEE" shall mean the Compensation and Option Committee of Ford Motor Company.

         2.03 "COMPANY" shall mean Ford Motor Company, Ford Motor Credit Company, and such of the subsidiaries of the Company as, with the consent of the Company, shall have adopted the Plan.

         2.04 "CREDITED SERVICE" shall mean without duplication the years and any fractional year of credited service at retirement, not exceeding one year for any calendar year, of the Eligible Executive under all the Retirement Plans.

         2.05 "DESIGNATED BENEFICIARY" shall mean the beneficiary or beneficiaries designated by an Eligible Executive or Eligible Retired Executive in a writing filed with the Company (subject to such limitations as to the classes and number of beneficiaries and contingent beneficiaries and such other limitations as the Committee may prescribe) to receive, in the event of the death of the Eligible Executive or Eligible Retired Executive, the Death Benefits provided in Section 4.04. An Eligible Executive or Eligible Retired Executive shall be deemed to have designated as beneficiary or beneficiaries under the Plan the person or persons who receive such Eligible Executive's or Eligible Retired Executive's life insurance proceeds under the Company-paid Basic Life Insurance Plan unless such Eligible Executive or Eligible Retired Executive shall have assigned such life insurance in which event the Death Benefits shall be paid to such assignee; provided, however, that if the Eligible Executive or Eligible Retired Executive shall have filed with the Company a written designation of a different beneficiary or beneficiaries under the Plan, such beneficiary form shall control. An Eligible Executive or Eligible Retired Executive may from time to time revoke or change any such designation of beneficiary and any designation of beneficiary under the Plan shall be controlling over any testamentary or other disposition; provided, however, that if the Committee shall be in doubt





__________________________________

1/See Appendix A for provisions applicable to retirements of Eligible Executives on or after January 1, 1985 and prior to January 1, 1992 or retirements of Eligible Executives from certain former Company Affiliates.

as to the right of any such beneficiary to receive any payment under the Plan, the same may be paid to the legal representatives of the Eligible Executive or Eligible Retired Executive, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

         2.06 "ELIGIBLE EXECUTIVE" shall mean a person who is the Chairman of the Board, the Vice Chairman, the President, an Executive Vice President or a Vice President of the Company (excluding any such person who is an employee of a foreign Affiliate of the Company) or a Company employee in Salary Grade 13 or its equivalent or above (excluding a Company employee who is an employee of Jaguar Cars, a division of the Company).

         2.07  "ELIGIBLE RETIRED EXECUTIVE" shall mean

         (a)  with respect to Supplemental Benefits, an Eligible Executive who

                 (1) shall retire directly from Company employment (i) on normal or disability retirement or (ii) with the approval of the Company at or after age 55 on early retirement;

                 (2) will receive a normal, disability or early retirement benefit under one or more Retirement Plans;

                 (3) has at least ten years of Credited Service without duplication under all Retirement Plans; and

                 (4) has at least five continuous years of Eligibility Service immediately preceding retirement (unless the eligibility condition set forth in this subparagraph (4) is waived by the Chairman of the Board or the President).

         (b) with respect to Conditional Annuity awards, an Eligible Executive (other than an Eligible Executive in Salary Grades 13 through 19 or its equivalent) who shall retire directly from Company employment, (i) on normal or disability retirement or (ii) with the approval of the Company at or after age 55 on early retirement.

         2.08 "ELIGIBILITY SERVICE" shall mean Company service while an Eligible Executive.

         2.09  "FERCO" shall mean Ford Electronics and Refrigeration
Corporation.

         2.10 "FERCO RETIREMENT PLAN" means the Salaried Retirement Plan of FERCO as it may be amended.

         2.11 "FINAL FIVE YEAR AVERAGE BASE SALARY" means the average of the final five year-end Monthly Base Salaries immediately preceding retirement of the Eligible Retired Executive.

         2.12 "FINAL THREE YEAR AVERAGE BASE SALARY" means the average of the final three year-end Monthly Base Salaries immediately preceding retirement or death of the Eligible Retired Executive.

         2.13 "GENERAL RETIREMENT PLAN" means the Ford Motor Company General Retirement Plan as it may be amended.

         2.14 "MONTHLY BASE SALARY" of an Eligible Executive means the monthly base salary paid to such person while an Eligible Executive on December 31, prior to giving effect to any salary reduction agreement pursuant to an employee benefit plan, as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, to which Section 125 or Section 402(a)(8) of the Internal Revenue Code of 1986, as amended, applies. It does not include supplemental compensation or any other kind of extra or additional compensation.

         2.15 "PLAN" means the Supplemental Executive Retirement Plan of Ford Motor Company, as amended.

         2.16 "RETIREMENT PLANS" includes the General Retirement Plan and the FERCO Retirement Plan.

         2.17 "SUBSIDIARY" shall mean, as applied with respect to any person or legal entity specified, a person or legal entity a majority of the voting stock of which is owned or controlled, directly or indirectly, by the person or legal entity specified.

         2.18 "SUPPLEMENTAL COMPENSATION PLAN" shall mean the Supplemental Compensation Plan of Ford Motor Company.


         SECTION 3. SUPPLEMENTAL BENEFITS.

         3.01 ELIGIBILITY. An Eligible Retired Executive shall be eligible to receive a Supplemental Benefit as provided herein.

         3.02 AMOUNT OF SUPPLEMENTAL BENEFIT.

         (a) Subject to any reductions pursuant to Subsection (b) below and to any limitations and reductions pursuant to other provisions of the Plan, the monthly Supplemental Benefit shall be an amount equal to the Eligible Executive's Final Five Year Average Base Salary multiplied by the Eligible Executive's years of Credited Service at retirement, and further multiplied by the Applicable Percentage based on the Eligible Executive's position or salary grade immediately preceding retirement, as follows:

         STATUS AT RETIREMENT                                     APPLICABLE PERCENTAGE
         --------------------                                     ---------------------
         Chairman, Vice Chairman,
           President                                                 .90%
         Executive Vice President                                    .80%
         Vice President                                              .70%
         Non-Vice Presidents
           Salary Grade 19, 20, 21                                   .60%
           Salary Grade 18, 17, 16                                   .40%
           Salary Grade 15, 14, 13                                   .20%


         (b) For an Eligible Retired Executive who shall retire before age 62 the monthly Supplemental Benefit payable hereunder shall equal the amount calculated in accordance with the immediately preceding Subsection (a) reduced by 5/18 of 1% multiplied by the number of months from the later of the date the Supplemental Benefit commences or age 55 in the case of earlier receipt by reason of disability retirement to the first day of the month after the Eligible Retired Executive would attain age 62.

         3.03 PAYMENTS.  Subject to the earning-out conditions set forth in
Section 5, Supplemental Benefits, in the amount determined under Section 3.02, shall be payable out of the Company's general funds monthly beginning on the first day of the month when the Eligible Retired Executive's retirement benefit under any Retirement Plan or under the Company's Executive Separation Allowance Plan begins. Payments to an Eligible Retired Executive hereunder shall cease at the end of the month in which the Eligible Retired Executive dies.

         SECTION 4. CONDITIONAL ANNUITIES.

         4.01 ELIGIBILITY. The Committee may, in its discretion, award to an Eligible Executive (other than an Eligible Executive in Salary Grades 13 through
19) additional retirement income in the form of a Conditional Annuity.

         4.02 AMOUNT OF CONDITIONAL ANNUITY.

         (a) In determining the amount of any Conditional Annuity to be awarded to an Eligible Executive for any year, the Committee shall consider the Company's profit performance and the amount of supplemental compensation that is awarded to such Eligible Executive for such year. Awards shall be made only for years in which the Committee has decided, for reasons other than individual or corporate performance or termination of employment, to award supplemental compensation to an Eligible Executive in an amount which is less than would have been awarded if the historical relationship to awards to other executives had been followed.

         (b) The aggregate annual amount payable under the Conditional Annuities awarded to any Eligible Executive shall not exceed an amount equal to the Applicable Percentage of the average of such Eligible Executive's Final Three Year Average Base Salary, determined in accordance with the following table:

                                                                      APPLICABLE PERCENTAGE
                                                               -------------------------------------------
         NUMBER OF YEARS FOR                                   CHAIRMAN,                       ALL OTHER
         WHICH A CONDITIONAL                                   VICE CHAIRMAN                   ELIGIBLE
         ANNUITY IS AWARDED                                    AND PRESIDENT                   EXECUTIVES
         -------------------                                   -------------                   ----------
                 1                                              30%                               20%
                 2                                              35                                25
                 3                                              40                                30
                 4                                              45                                35
                 5 or more                                      50                                40

         The percentage shall be reduced pro rata to the extent that service at retirement is less than 30 years.

         4.03 PAYMENTS.

         (a) Subject to the earning-out conditions set forth in Section 5, Conditional Annuities, in the amount determined under Section 4.02, shall be payable out of the Company's general funds monthly beginning on the first day of the month when the Eligible Retired Executive's retirement benefit under any Retirement Plan or under the Company's Executive Separation Allowance Plan begins. Except as provided in Section 4.04, payments with respect to an Eligible Retired Executive hereunder shall cease at the end of the month in which such Eligible Retired Executive dies.

         (b) For an Eligible Executive who retires before age 65, the monthly payment under any Conditional Annuity awarded to such Eligible Executive shall equal the actuarial equivalent (based on factors determined by the Company's independent consulting actuary) of the monthly amount payable for retirement at age 65.

         4.04 DEATH BENEFITS. Upon death before retirement but at or after age 55, the Eligible Executive's Designated Beneficiary shall be paid a lump sum equal to 30 times (representing 30 months) the aggregate monthly amount payable under such Eligible Executive's Conditional Annuities if the Eligible Executive had been age 55 at death, increased by one-third of one month for each full month by which such Eligible Executive's age at death shall exceed age 55. If death occurs within 120 months following retirement, the monthly payments under the Conditional Annuity shall be continued to the Designated Beneficiary for the remaining balance of the 120 month period following retirement.

         SECTION 5. EARNING OUT CONDITIONS. Anything herein contained to the contrary notwithstanding, the right of any Eligible Retired Executive to receive Supplemental Benefit or Conditional Annuity payments hereunder for any month shall accrue only if, during the entire period from the date of retirement to the end of such month, the Eligible Retired Executive shall have earned out such payment by refraining from engaging in any activity that is directly or indirectly in competition with any activity of the Company or any Subsidiary or Affiliate thereof.

         In the event of an Eligible Retired Executive's nonfulfillment of the condition set forth in the immediately preceding paragraph, no further payment shall be made to the Eligible Retired Executive or the Designated Beneficiary; provided, however, that the nonfulfillment of such condition may at any time (whether before, at the time of or subsequent to termination of employment) be waived in the following manner:

         (1) with respect to any such Eligible Retired Executive who at any time shall have been a member of the Board of Directors, an Executive Vice President, a Vice President, the Treasurer, the Controller or the Secretary of the Company, such waiver may be granted by the Committee upon its determination that in its sole judgment there shall not have been and will not be any substantial adverse effect upon the Company or any Subsidiary or Affiliate thereof by reason of the nonfulfillment of such condition; and

         (2) with respect to any other such Eligible Retired Executive, such waiver may be granted by the Supplemental Compensation Award Committee of Ford Motor Company (or any committee appointed by it for the purpose) upon its determination that in its sole judgment there shall not have been and will not be any such substantial adverse effect.

         Anything herein contained to the contrary notwithstanding, Supplemental Benefit and Conditional Annuity payments shall not be paid to or with respect to any person as to whom it has been determined that such person at any time (whether before or subsequent to termination of employment) acted in a manner inimical to the best interests of the Company. Any such determination shall be made by (i) the Committee with respect to any Eligible Retired Executive who at any time shall have been a member of the Board of Directors, an Executive Vice President, a Vice President, the Treasurer, the Controller or the Secretary of the Company, and (ii) the Supplemental Compensation Award Committee of Ford Motor Company (or any committee appointed by it for the purpose) with respect to any other Eligible Retired Executive, and shall apply to any amounts payable after the date of the applicable committee's action hereunder, regardless of whether the Eligible Retired Executive has commenced receiving Supplemental Benefits hereunder. Conduct which constitutes engaging in an activity that is directly or indirectly in competition with any activity of the Company or any Subsidiary or Affiliate thereof shall be governed by the two immediately preceding paragraphs of this
Section 5 and shall not be subject to any determination under this paragraph.

         SECTION 6. GENERAL PROVISIONS.

         6.01 ADMINISTRATION AND INTERPRETATION. An otherwise Eligible Executive's early retirement under the Plan is subject to approval by the Executive Personnel Committee. Except as otherwise provided in the preceding sentence and except as the committees specified in Sections 4 and 5 are authorized to administer the Plan in certain respects, the Vice
President-Employee Relations and the Vice President-Finance and Treasurer shall have full power and authority on behalf of the Company to administer and interpret the Plan. All decisions with respect to the administration and interpretation of the Plan shall be final and shall be binding upon all persons.

         6.02 DEDUCTIONS. The Company may deduct from any payment of Supplemental Benefits and/or Conditional Annuity awards to an Eligible Retired Executive all amounts owing to it by such Eligible Retired Executive for any reason, and all taxes required by law or government regulation to be deducted or withheld.

         6.03 NO CONTRACT OF EMPLOYMENT. The Plan is an expression of the Company's present policy with respect to Company executives who meet the eligibility requirements set forth herein; it is not a part of any contract of employment. No Eligible Executive, Designated Beneficiary or other person shall have any legal or other right to any Supplemental Benefit or Conditional Annuity.

         6.04 GOVERNING LAW. Except as otherwise provided under federal law, the Plan and all rights thereunder shall be governed, construed and administered in accordance with the laws of the State of Michigan.

         6.05 AMENDMENT OR TERMINATION. The Company reserves the right to modify or amend, in whole or in part, or to terminate this Plan, at any time without notice.

                                   APPENDIX A

         Applicable to retirements of Eligible Executives on or after January 1, 1985 but prior to January 1, 1992, or retirements of Eligible Executives from certain former Company Affiliates.

         SECTION 1. DEFINITIONS. The terms used in this Appendix shall have the same meaning as those in the Supplemental Executive Retirement Plan, except as follows:

         1.01 "CONTRIBUTORY SERVICE" shall mean without duplication the years and any fractional year of contributory service at retirement, not exceeding one year for any calendar year, of the Eligible Executive under all Retirement Plans.

         1.02 "ELIGIBLE EXECUTIVE" shall mean a person who is the Chairman of the Board, the Vice Chairman, the President, an Executive Vice President or a Vice President of the Company (excluding any such person who is an employee of a foreign Affiliate of the Company) or a Company employee in Salary Grade 13 or its equivalent or above (Salary Grade 20 or its equivalent or above for Company employees prior to January
         1, 1989).

         SECTION 2. SUPPLEMENTAL BENEFITS.

         2.01 ELIGIBILITY. An Eligible Retired Executive shall be eligible to receive a Supplemental Benefit as provided herein.

         2.02     AMOUNT OF SUPPLEMENTAL BENEFIT.

         (a) Subject to any reductions pursuant to Subsection (b) below and to any limitations and reductions pursuant to other provisions of the Plan, the monthly Supplemental Benefit shall be an amount determined as follows:

                 (1) For those participants who were Eligible Executives on or after January 1, 1989 and retired prior to January 1, 1992, an amount equal to the Eligible Executive's Final Five Year Average Base Salary multiplied by the Eligible Executive's years of Contributory Service at retirement, and further multiplied by the Applicable Percentage based on the Eligible Executive's position or salary grade immediately preceding retirement and on when the Contributory Service occurred, as follows:

STATUS AT RETIREMENT                                                       APPLICABLE PERCENTAGE
- --------------------                                                       ---------------------
                                                               Contributory                    Contributory
                                                                  Service                         Service
                                                               before 1/1/89                   from 1/1/89
                                                               -------------                   -----------
         Chairman, Vice Chairman,
           President                                           .60%                            .90%
         Executive Vice President                              .50%                            .80%
         Vice Presidents
           Salary Grade 23                                     .40%                            .70%
           Salary Grade 22                                     .40%                            .70%
           Salary Grade 21                                     .40%                            .70%
           Salary Grade 20                                     .40%                            .70%
         Non-Vice Presidents
           Salary Grade 21                                     .30%                            .60%
           Salary Grade 20                                     .30%                            .60%
           Salary Grade 19                                     .30%                            .60%
           Salary Grade 18, 17, 16                             .20%                            .40%
           Salary Grade 15, 14, 13                             .10%                            .20%


                 (2) For those participants who were Eligible Executives prior to January 1, 1989 and who retired prior to January 1, 1992, the greater of (A) or (B):

                 (A) the Eligible Executive's Final Five Year Average Base Salary multiplied by the Eligible Executive's Credited Service, and further multiplied by the Applicable Percentage based on the Eligible Executive's position or salary grade immediately preceding retirement, as follows:

                 STATUS AT RETIREMENT                          APPLICABLE PERCENTAGE
                 --------------------                          ---------------------
                 Chairman, Vice Chairman,
                 President                                            .50%
                 Executive Vice President                             .40%
                 Vice President
                 Salary Grade 23                                      .35%
                 Salary Grade 22                                      .30%
                 Salary Grade 21                                      .25%
                 Salary Grade 20                                      .20%
                 Non-Vice Presidents
                 Salary Grade 21                                      .25%
                 Salary Grade 20                                      .20%

                 (B) the Eligible Executive's Final Five Year Average Base Salary multiplied by the Eligible Executive's Contributory Service, and further multiplied by the Applicable Percentage set forth in Section (a)(1) above based on the Eligible Executive's position or salary grade immediately preceding retirement and on when the Contributory Service occurred.

         (b) For an Eligible Retired Executive who shall retire before age 62 the monthly Supplemental Benefit payable hereunder shall equal the amount calculated in accordance with the immediately preceding Subsection (a) reduced by 5/18 of 1% multiplied by the number of months from the later of the date the Supplemental Benefit commences or age 55 in the case of earlier receipt by reason of disability retirement to the first day of the month after the Eligible Retired Executive would attain age 62.

         SECTION 3. FORMER AFFILIATES AND FORMER EMPLOYEES.

         3.01 FORD AEROSPACE CORPORATION. An employee of Ford Aerospace Corporation who was a Vice President of Ford Motor Company as of April 1, 1985 and retired May 1, 1985 shall be deemed to be an Eligible Executive under the Plan only for Supplemental Benefits and shall be eligible to receive such benefits under the Plan based on Credited Service under the Salaried Retirement Plan of Ford Aerospace Corporation.

         3.02 FORD NEW HOLLAND, INC. The following shall be applicable to former employees of Ford Tractor Operations who were transferred to Ford New Holland (FNH) and who participated in the General Retirement Plan for service through December 31, 1989 ("FNH Employees").

         (a)  Retirement-Eligible FNH Employees as of January 1, 1989.

         A FNH Employee who was eligible to retire under the General Retirement Plan on or prior to January 1, 1989, and who was in a position equivalent to a Salary Grade 13 or above on December 31, 1989, and who retires directly from FNH shall be deemed to be an Eligible Executive under the Plan only for Supplemental Benefits and shall receive such benefits as are applicable under the terms of the Plan in effect at the date of retirement, if retired prior to January 1, 1992, or the terms of the Plan in effect on January 1, 1992, if retired on or after January 1, 1992; provided, however, that for purposes of calculating the Supplemental Benefit, the Plan shall use (i) the employee's position or salary grade at FNH as of December 31, 1989; (ii) the Final Five Year Average Base Salary immediately preceding retirement of the Eligible Executive from FNH; and (iii) the employee's Credited Service or Contributory Service, as applicable, as of December 31, 1989.

         (b)  Non-Retirement Eligible Employees as of January 1, 1989.

         A FNH Employee who was not eligible to retire under the General Retirement Plan on or prior to January 1, 1989, and who was in a position equivalent to a Salary Grade 13 or above on December 31, 1989, and who retires directly from FNH shall be deemed to be an Eligible Executive under the Plan only for Supplemental Benefits and shall receive such benefits as are applicable under the terms of the Plan in effect as of January 1, 1989; provided, however, that for purposes of calculating the Supplemental Benefit, the Plan shall use (i) the employee's position or salary grade at FNH as of December 31, 1989; (ii) the Final Five Year Average Base Salary as of January 1, 1989; and (iii) the employee's Contributory Service as of December 31, 1989.

         3.03 SALE OF FAVESA OPERATIONS TO LEAR SEARING CORPORATION.

         An Eligible Executive whose employment was transferred to Lear Seating Corporation by reason of the sale of a portion of Plastic and Trim Product Division's seat operations to Lear on November 1, 1993 and who was eligible to retire under the terms of the General Retirement Plan as of December 31, 1993, shall retain eligibility to receive a Supplemental Benefit, and shall receive such benefits as are applicable under the terms of the Plan in effect as of December 31, 1993; provided, however that for purposes of calculating the Supplemental Benefit, the Plan shall use (i) the employee's position or salary grade with the Company as of December 31, 1993; (ii) the Final Five Year Average Base Salary as of December 31, 1993; and (iii) the employee's Credited Service as of December 31, 1993.

         SECTION 4. GENERAL. Except as otherwise provided in this Appendix A, the terms of the Plan applicable to retirements of Eligible Executives on or after January 1, 1992 shall be applicable to the retirements of Eligible Executives on or after January 1, 1985 but prior to January 1, 1992.